Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure
Commitments and Contingencies
We have guaranteed the repayment of $76.2 million of economic development bonds issued by various municipalities in connection with certain commercial developments. We will be required to make payments under our guarantees to the extent that incremental taxes from specified developments are not sufficient to pay the bond debt service. Management does not believe that it is probable that we will be required to make any significant payments in satisfaction of these guarantees.
We also have guaranteed the repayment of secured and unsecured loans of four of our unconsolidated subsidiaries. At December 31, 2013, the maximum guarantee exposure for these loans was approximately $188.4 million.
We lease certain land positions with terms extending to October 2105, with a total future payment obligation of $215.4 million. No payments on these ground leases, which are classified as operating leases, are material in any individual year.
We are subject to various legal proceedings and claims that arise in the ordinary course of business. In the opinion of management, the amount of any ultimate liability with respect to these actions will not materially affect our consolidated financial statements or results of operations.
We own certain parcels of land that are subject to special property tax assessments levied by quasi municipal entities. To the extent that such special assessments are fixed and determinable, the discounted value of the full assessment is recorded as a liability. We have $12.4 million of such special assessment liabilities, which are included within other liabilities on our consolidated balance sheet as of December 31, 2013.